SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 1, 2004

ACLARA BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29975 (Commission File Number)	94-3222727 (I.R.S. Employer Identification No.)

1288 Pear Avenue, Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

(650) 210-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS.

On May 28, 2004, Aclara Biosciences, Inc., a Delaware corporation (“ACLARA”), and ViroLogic, Inc. (“ViroLogic”) entered into an Agreement and Plan of Merger and Reorganization, pursuant to which each outstanding each outstanding share of ACLARA common stock will be exchanged for 1.7 shares of ViroLogic common stock and 1.7 contingent value rights (each a “CVR”). The CVR provides for a potential cash payment of up to $0.50 per CVR, depending on the ViroLogic stock price twelve months following completion of the merger.

The directors and certain executive officers of each company have agreed to vote the shares owned by them in favor of the merger. The Merger has been approved by the boards of directors of both companies. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code. The transaction is subject to approval by the stockholders of each of ACLARA and ViroLogic and other customary conditions.

The description of the proposed Merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the forms of Voting Agreement, and the form of Contingent Value Rights Agreement, which are filed as exhibits 2.1, 99.1, 99.2 and 99.3, respectively, to this report and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Merger Agreement will be consummated.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and ACLARA Biosciences, Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.1	Form of Voting Agreement, between ACLARA Biosciences, Inc. and the executive officers and directors of ViroLogic, Inc. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.2	Form of Voting Agreement, between ViroLogic, Inc. and the executive officers and directors of ACLARA Biosciences, Inc. (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.3	Form of Contingent Value Rights Agreement, to be executed U.S. Bank National Association, as Trustee, and ViroLogic, Inc.

99.4	Press Release, dated June 1, 2004, announcing the proposed merger between ACLARA Biosciences, Inc and ViroLogic, Inc. (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARA BIOSCIENCES, INC. (Registrant)

By:	/s/ Thomas G. Klopack

Thomas G. Klopack Chief Executive Officer

Dated: June 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and ACLARA Biosciences, Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.1	Form of Voting Agreement, between ACLARA Biosciences, Inc. and the executive officers and directors of ViroLogic, Inc. (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.2	Form of Voting Agreement, between ViroLogic, Inc. and the executive officers and directors of ACLARA Biosciences, Inc. (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)

99.3	Form of Contingent Value Rights Agreement, to be executed U.S. Bank National Association, as Trustee, and ViroLogic, Inc.

99.4	Press Release, dated June 1, 2004, announcing the proposed merger between ACLARA Biosciences, Inc and ViroLogic, Inc. (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K of ViroLogic, Inc. filed with the SEC on June 1, 2004)